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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number    811-22043

Invesco Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:       2/28

Date of reporting period:    11/30/17

Item 1. Schedule of Investments.

Invesco Dynamic Credit Opportunities Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	VK-CE-DCO-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Variable Rate Senior Loan Interests–122.79% (b)(c)

Aerospace & Defense–3.94%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	08/11/2022		$1,693	$1,684,862
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	07/07/2022		2,251	2,269,490
Greenrock Finance, Inc., Term Loan B (2 mo. USD LIBOR + 3.50%)	4.83%	06/28/2024		1,935	1,947,993
IAP Worldwide Services, Revolver Loan (Acquired 07/22/2014; Cost $1,299,963)(d)(e)	0.00%	07/18/2018		1,300	1,299,963
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $144,440)(e)	7.00%	07/18/2018		144	144,440
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 07/22/2014-08/18/2014; Cost $1,584,015)	8.00%	07/18/2019		1,652	1,626,916
Maxar Technologies Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 2.75%)	4.10%	10/05/2024		5,691	5,722,805
NAC Aviation 8 Ltd. (Ireland), Jr. Term Loan (Acquired 03/24/2017; Cost $2,712,528) (e)	7.85%	12/31/2020		2,713	2,712,528
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.60%	04/29/2024		1,326	1,342,146
TransDigm Inc., Term Loan E (1 mo. USD LIBOR + 2.75%)	4.10%	05/14/2022		6,501	6,525,135
Term Loan F (1 mo. USD LIBOR + 2.75%)	4.10%	06/09/2023		10,658	10,675,793
Term Loan G (1 mo. USD LIBOR + 3.00%)	4.35%	08/22/2024		892	897,958
Term Loan G (3 mo. USD LIBOR + 3.00%)	4.33%	08/22/2024		252	253,938
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	3.84%	02/28/2021		1,019	948,576
					38,052,543

Air Transport–0.94%

Avolon TLB Borrower 1 (US) LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.53%	03/21/2022		5,487	5,496,724
Gol LuxCo S.A. (Luxembourg), Term Loan (6 mo. USD Fixed + 6.50%) (Acquired 08/19/2015; Cost $3,467,261) (e)	6.50%	08/31/2020		3,488	3,592,480
					9,089,204

Automotive–1.63%

Belron Finance US LLC, Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	11/07/2024	EUR	826	995,550
Term Loan B (3 mo. USD LIBOR + 2.50%)	3.89%	11/07/2024		1,187	1,197,588
CH Hold Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (e)	8.60%	02/03/2025		143	146,665
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	02/01/2024		2,139	2,158,806
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%) (Acquired 05/08/2017; Cost $937,015) (e)	6.48%	05/19/2023		946	956,475
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.13%	12/22/2021		31	30,868
Key Safety Systems, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.89%	08/29/2021		410	409,247
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.75%	11/06/2024		1,473	1,481,273
Superior Industries International, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.81%	05/22/2024		2,134	2,156,626
ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	5.35%	05/03/2019		2,061	1,951,047
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.00%	03/07/2024		671	674,306
Transtar Holding Co., Delayed Draw Term Loan (d) (e)	0.00%	04/11/2022		158	155,282
Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%) (e)	5.60%	04/11/2022		644	634,730
First Lien Term Loan (3 mo. USD LIBOR + 4.25%) (e)	5.60%	04/11/2022		1,707	1,484,879
PIK Term Loan, 7.75% PIK Rate; 1.00% Cash Rate (e)(f)	7.75%	04/11/2022		538	454,598
Wand Intermediate I L.P., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.60%	09/19/2022		818	823,169
					15,711,109

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Beverage and Tobacco–0.76%

AI Aqua Merger Sub, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	12/13/2023		$2,532	$2,556,782
First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.50%)	4.85%	12/13/2023		1,151	1,161,927
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	03/20/2024		2,338	2,367,317
Constellation Brands Canada, Inc. (Canada), First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	4.04%	12/15/2023		635	639,606
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 06/27/2014; Cost $649,397) (e)	8.85%	01/02/2022		652	616,250
					7,341,882

Building & Development–3.41%

Apcoa Parking Holdings GmbH (Germany), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	03/10/2024	EUR	3,141	3,781,592
Beacon Roofing Supply, Inc., Term Loan B	0.00%	01/02/2025		2,188	2,196,679
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.85%	03/25/2024		4,726	4,746,147
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.35%	03/24/2025		2,129	2,193,064
DiversiTech Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (e)	8.84%	06/02/2025		291	294,396
Term Loan (3 mo. USD LIBOR + 3.50%)	4.84%	06/03/2024		2,298	2,311,172
Forterra Finance, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	10/25/2023		2,096	1,899,689
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	4.46%	08/01/2024		4,705	4,738,739
LSF10 XL Bidco S.C.A. (Luxembourg), Term Loan B-2 (3 mo. EURIBOR + 4.00%)	4.00%	04/11/2024	EUR	1,075	1,288,620
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	11/15/2023		5,713	5,734,965
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $1,450,083) (e)	4.08%	12/15/2023		1,456	1,461,958
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)(e)	5.24%	07/24/2024		2,298	2,312,374
					32,959,395

Business Equipment & Services–10.10%

Allied Universal Holdco LLC, Delayed Draw Term Loan(d)	0.00%	07/28/2022		67	666,201
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	07/28/2022		3,064	3,051,189
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%) (Acquired 08/02/2017; Cost $1,538,104) (e)	5.10%	06/30/2022		1,527	1,542,556
Asurion LLC, Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.35%	08/04/2025		7,514	7,724,134
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	08/04/2022		164	165,075
Term Loan B-5 (1 mo. USD LIBOR + 3.00%)	4.35%	11/03/2023		7,526	7,566,298
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.41%	05/22/2024		1,522	1,530,641
Brand Energy & Infrastructure Services, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.61%	06/21/2024		3,586	3,607,253
Brickman Group Ltd. LLC, Revolver Loan (Acquired 10/14/2016; Cost $556,428)(d)	0.00%	12/18/2018		580	536,453
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.78%	12/17/2021		332	333,848
Camelia Bidco Ltd. (United Kingdom), First Lien Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.31%	10/14/2024	GBP	2,784	3,817,454
Capri Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	11/01/2024		1,054	1,055,634
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	03/14/2022		1,080	1,080,592
Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	04/09/2021		3,403	2,663,030
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	08/31/2023		1,335	1,340,720
Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	12/20/2019		1,913	1,053,980
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	8.83%	12/21/2020		677	115,173
Dream Secured Bondco AB (Sweden), Term Loan B-1-E (3 mo. EURIBOR + 3.00%)	3.00%	10/21/2022	EUR	3,873	4,600,153
Duff & Phelps Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	4.61%	10/12/2024		1,001	1,003,563
Genesys Telecom Holdings, U.S., Inc., Term Loan B-2 (2 mo. USD LIBOR + 3.75%)	5.08%	12/01/2023		6,878	6,927,444
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.84%	06/30/2021		1,483	1,495,568
IndigoCyan Midco Ltd. (United Kingdom), Term Loan B (3 mo. GBP LIBOR + 4.50%)(e)	5.52%	06/24/2024	GBP	5,630	7,586,063
Information Resources, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.62%	01/18/2024		1,691	1,704,982

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services–(continued)

ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan(g)	—	11/21/2024		$802	$805,336
Term Loan B(g)	—	11/21/2024	EUR	127	152,842
Karman Buyer Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	07/23/2021		8	7,515
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	07/23/2021		2,985	2,908,409
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.88%	07/25/2022		2,507	2,215,590
Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.63%	07/23/2021		1,925	1,875,758
Kronos Inc., Term Loan B (2 mo. USD LIBOR + 3.50%)	4.84%	11/01/2023		4	3,890
Term Loan B (3 mo. USD LIBOR + 3.50%)	4.90%	11/01/2023		1,535	1,544,211
LegalZoom.com, Inc., Term Loan(e)(g)	—	11/21/2024		1,058	1,059,710
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.82%	08/01/2024		1,769	1,776,825
Prime Security Services Borrower, LLC, Revolver Loan(d)(e)	0.00%	05/02/2022		2,035	2,033,310
Red Ventures, LLC, First Lien Term Loan(g)	—	11/08/2024		2,198	2,191,038
Spin Holdco Inc., First Lien Term Loan B-1 (2 mo. USD LIBOR + 3.75%)	5.15%	11/14/2022		4,656	4,699,774
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	05/01/2024		1,114	1,112,823
TNS Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.35%	08/14/2022		92	92,623
First Lien Term Loan (2 mo. USD LIBOR + 4.00%)	5.43%	08/14/2022		2,697	2,709,749
Travelport Finance S.a.r.l. (Luxembourg), Term Loan D (3 mo. USD LIBOR + 2.75%)	4.17%	09/02/2021		1,231	1,231,732
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.33%	07/14/2023		2,481	2,513,010
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%) (Acquired 08/17/2016; Cost $1,650,815) (e)	4.83%	05/21/2022		1,649	1,667,673
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/13/2022		108	108,317
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/16/2022		1,029	1,035,924
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (e)	8.35%	05/12/2023		133	133,165
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (e)	8.35%	05/14/2023		23	23,323
West Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.35%	10/10/2024		4,539	4,540,403
					97,610,954

Cable & Satellite Television–6.28%

Altice Financing S.A. (Luxembourg), Term Loan(g)	—	01/31/2026		1,794	1,746,688
Term Loan (3 mo. USD LIBOR + 2.75%)	4.11%	07/15/2025		1,347	1,319,410
Atlantic Broadband Finance, LLC, Term Loan B(g)	—	08/11/2024		4,757	4,755,727
ION Media Networks, Inc., Term Loan B-3 (2 mo. USD LIBOR + 3.00%)	4.43%	12/18/2020		4,432	4,445,557
MCC Iowa, Term Loan M (1 wk. USD LIBOR + 2.00%)	3.21%	02/02/2025		678	680,782
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	4.35%	01/31/2026		8,178	8,005,697
Telenet Financing USD LLC, Term Loan AI (1 mo. USD LIBOR + 2.75%)	4.00%	06/30/2025		6,041	6,057,809
Unitymedia Finance LLC, Term Loan D(g)	—	01/15/2026		2,924	2,912,943
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	3.75%	01/15/2026		8,460	8,476,401
Virgin Media Bristol LLC,(United Kingdom) Term Loan I (1 mo. USD LIBOR + 2.75%)	3.99%	01/31/2025		2,103	2,107,378
Term Loan K(g)	—	01/15/2026		10,123	10,131,092
Term Loan L(g)	—	01/31/2027	GBP	3,098	4,198,976
WaveDivision Holdings, LLC, Term Loan (2 mo. USD LIBOR + 2.75%)	4.07%	10/15/2019		1	887
Term Loan (3 mo. USD LIBOR + 2.75%)	4.14%	10/15/2019		339	339,447
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.53%	08/18/2023		5,512	5,473,422
					60,652,216

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics–5.31%

Avantor Inc., Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR	4,949	$5,957,292
Term Loan (1 mo. USD LIBOR + 4.00%)	5.29%	11/21/2024		3,753	3,761,680
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/16/2024		460	462,430
Colouroz Investment LLC,(Germany) Second Lien Term Loan (3 mo. EURIBOR + 7.25%)	8.25%	09/06/2022	EUR	1,474	1,483,382
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	8.61%	09/05/2022		6,813	5,655,107
Diamond (BC) B.V.,(Netherlands) Term Loan B (2 mo. USD LIBOR + 3.00%)	4.42%	09/06/2024		1,527	1,530,834
Term Loan B (2 mo. USD LIBOR + 3.25%)	3.25%	09/06/2024	EUR	2,262	2,699,252
Encapsys, LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.58%	11/07/2024		346	348,681
Second Lien Term Loan (2 mo. USD LIBOR + 7.50%) (Acquired 10/27/2017; Cost $175,855)	8.83%	11/07/2025		177	180,048
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.25%)	3.53%	10/20/2024		3,182	3,198,785
HII Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(e)	9.83%	12/21/2020		309	311,422
Ineos US Finance LLC, Term Loan (g)	—	03/31/2024		3,511	3,520,862
Term Loan (g)	—	03/31/2024	EUR	3,927	4,683,981
KMG Chemicals, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	06/15/2024		550	556,188
MacDermid, Inc., Multicurrency Revolver Loan(d)(e)	0.00%	06/07/2018		44	43,787
Multicurrency Revolver Loan (Prime Rate + 2.00%) (e)	6.25%	06/07/2018		1,052	1,050,880
Revolver Loan(d)(e)	0.00%	06/07/2018		290	290,001
Revolver Loan (1 mo. USD LIBOR + 3.00%) (e)	4.24%	06/07/2018		806	804,666
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.35%	06/07/2023		994	1,000,889
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	3.85%	06/07/2020		28	28,400
Oxea Corp., Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	10/11/2024	EUR	4,223	5,045,827
Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	4.88%	10/11/2024		3,498	3,515,424
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.28%	11/20/2023		251	252,942
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.41%	11/20/2023		284	286,216
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.13%	08/07/2020		757	760,628
Tronox Finance LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.32%	09/22/2024		953	962,065
Term Loan (3 mo. USD LIBOR + 3.00%)	4.32%	09/22/2024		2,199	2,220,150
Venator Finance S.a.r.l., Term Loan (3 mo. USD LIBOR + 3.00%)(e)	4.38%	08/08/2024		676	682,120
					51,293,939

Clothing & Textiles–1.02%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	09/29/2024		3,439	3,473,131
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.08%	09/29/2025		1,175	1,192,780
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.88%	08/21/2022		3,619	3,095,354
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)(e)	5.85%	10/26/2023		1,697	1,611,900
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.74%	12/10/2021		517	521,937
					9,895,102

Conglomerates–0.21%

Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	06/27/2024		953	957,951
RGIS Services, LLC, Term Loan (3 mo. USD LIBOR + 7.50%)	8.83%	03/31/2023		1,177	1,105,727
					2,063,678

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Containers & Glass Products–2.24%

Aenova Holding GmbH (Germany), Term Loan B(g)	—	08/07/2020	EUR	41	$47,601
Term Loan B(g)	—	09/29/2020	EUR	122	139,984
Term Loan B(g)	—	09/29/2020	EUR	96	110,358
Berlin Packaging, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.00%	09/30/2022		449	454,603
BWAY Holding Co., Term Loan (2 mo. USD LIBOR + 3.25%)	4.52%	04/03/2024		1	1,322
Term Loan (3 mo. USD LIBOR + 3.25%)	4.60%	04/03/2024		523	526,008
Consolidated Container Co. LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	05/22/2024		1,131	1,139,190
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $3,573,552) (e)	5.35%	03/21/2024		3,615	3,633,188
Fort Dearborn Holding Co., Inc., First Lien Term Loan (2 mo. USD LIBOR + 4.00%)	5.27%	10/19/2023		17	16,557
First Lien Term Loan (3 mo. USD LIBOR + 4.00%) (e)	5.34%	10/19/2023		1,214	1,215,898
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (e)	9.84%	10/19/2024		231	227,273
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	11/21/2023		1,859	1,876,560
Klockner-Pentaplast of America, Inc., Term Loan	4.75%	06/30/2022	EUR	3,184	3,813,525
Ranpak Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/22/2014; Cost $150,442)(e)	8.53%	10/03/2022		151	150,143
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.60%	10/01/2021		468	471,075
Refresco Group, N.V. (Netherlands), Term Loan B(g)	—	09/27/2024		173	173,788
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.10%	02/05/2023		5,148	5,179,143
Tekni-Plex, Inc., Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	4.67%	10/17/2024		527	530,920
TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.04%	11/30/2023		178	177,614
Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	11/30/2023		1,767	1,762,817
					21,647,567

Cosmetics & Toiletries–1.26%

Alphabet Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	09/26/2024		1,731	1,661,431
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	10/27/2022		1,437	1,439,935
Galleria Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.25%	09/29/2023		3,238	3,247,640
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	01/26/2024		2,385	2,400,902
Sundial Group Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)(e)	6.06%	08/15/2024		1,358	1,364,328
Wellness Merger Sub, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.08%	06/30/2024		2,029	2,056,418
					12,170,654

Drugs–1.08%

BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 2.50%) (Acquired 04/29/2014; Cost $1,514,296)	3.81%	04/29/2020		1,605	1,588,535
Second Lien Term Loan (3 mo. USD LIBOR + 2.50%) (e)	3.81%	04/29/2020		1,395	1,381,231
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	05/20/2024		136	137,260
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.63%	04/27/2024		4,814	4,853,108
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan B F-1 (1 mo. USD LIBOR + 3.50%)	4.75%	04/01/2022		2,478	2,515,766
					10,475,900

Ecological Services & Equipment–0.62%

Casella Waste Systems, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.77%	10/17/2023		644	647,246
Charah, LLC, Term Loan (1 mo. USD LIBOR + 6.25%) (Acquired 10/18/2017; Cost $742,099)	7.49%	10/25/2024		757	764,669
PSSI Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	4.74%	12/02/2021		336	336,711
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.06%	08/11/2023		1,205	1,205,456
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	09/28/2024		3,014	3,037,582
					5,991,664

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–17.46%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	5.81%	05/08/2020		$3,359	$2,423,054
Almonde, Inc. (United Kingdom), First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	2,233	2,687,510
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.98%	06/13/2024		4,450	4,451,921
Applied Systems, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.57%	09/19/2024		2,088	2,112,310
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.32%	09/19/2025		86	88,665
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	6.35%	06/30/2021		4,007	3,920,225
Canyon Valor Companies, Inc., First Lien Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	06/16/2023	EUR	4,223	5,114,048
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	06/16/2023		2,213	2,245,248
Compuware Corp., Term Loan B-3 (3 mo. USD LIBOR + 4.25%)	5.63%	12/15/2021		821	830,689
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	07/26/2024		3,130	3,150,211
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.35%	09/07/2023		4,215	4,222,337
Diamond US Holding LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)(e)	4.58%	04/06/2024		2,121	2,126,565
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.00%	11/06/2023		1,728	1,732,471
DigiCert Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.13%	10/31/2024		2,690	2,728,325
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.38%	10/31/2025		438	441,857
Hyland Software, Inc., First Lien Term Loan 3 (1 mo. USD LIBOR + 3.25%)	4.60%	07/01/2022		814	822,727
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.35%	07/07/2025		121	124,251
Integrated Device Technology, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)(e)	4.35%	04/04/2024		995	997,989
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(e)	7.35%	04/26/2024		1,591	1,608,607
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%) (e)	5.49%	03/10/2021		1,816	1,834,121
Lully Finance LLC, Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%) (e)	9.83%	10/16/2023		913	900,428
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%)	7.25%	10/16/2023		8,715	10,216,987
MA Finance Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.06%	06/21/2024		1,231	1,235,836
McAfee, LLC, Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR	4,832	5,839,595
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	08/15/2022		2,395	2,406,659
Meter Reading Holding, LLC, Term Loan (3 mo. USD LIBOR + 5.75%)(e)	7.23%	08/29/2023		2,515	2,559,129
Micro Holding, L.P., Term Loan (3 mo. USD LIBOR + 3.50%)	4.82%	09/15/2024		1,768	1,764,626
Micron Technology, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	3.39%	04/26/2022		30	30,744
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.08%	03/31/2022		1,489	1,489,508
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)(e)	4.50%	07/05/2023		1,511	1,526,021
NeuStar, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.65%	01/08/2020		526	533,081
Term Loan B-2 (3 mo. USD LIBOR + 3.75%)	5.15%	08/08/2024		3,260	3,299,684
Oberthur Technologies of America Corp., Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	7,725	9,103,392
Omnitracs, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.09%	05/25/2021		181	182,146
Optiv Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.63%	01/31/2025		357	335,128
Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	02/01/2024		1,927	1,844,463
Phoenix Bidco 1 GmbH (Germany), Term Loan B (1 mo. EURIBOR + 3.75%) (Acquired 09/18/2017; Cost $2,981,564)	3.75%	08/18/2024	EUR	2,500	2,997,941
Project Leopard Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	07/07/2023		1,742	1,757,000
Quest Software US Holdings Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.92%	10/31/2022		6,845	6,936,067
Ramundsen Holdings, LLC, Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.83%	01/31/2025		141	142,775
Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	02/01/2024		349	352,685
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	04/24/2022		7,167	7,056,540
Rocket Software, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	10.83%	10/14/2024		574	584,595
Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	10/14/2023		2,914	2,947,634
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	7.07%	09/21/2022		1,889	1,827,391
Seattle Spinco, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.06%	06/21/2024		8,313	8,345,906
SolarWinds Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	02/03/2023		4,786	4,814,833
Sparta Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.44%	08/21/2024		353	355,826

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)

Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.06%	09/30/2023		$4,853	$4,892,546
Tempe Holdco Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.60%	12/01/2023		2,626	2,638,115
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.85%	12/04/2020		2,305	2,314,787
Veritas US Inc., Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	15,602	18,787,514
Term Loan B (3 mo. USD LIBOR + 4.50%)	5.83%	01/27/2023		1,827	1,829,935
VF Holding Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.60%	06/30/2023		959	965,824
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 07/18/2017; Cost $722,313)	5.56%	07/19/2024		726	729,421
Wall Street Systems Delaware, Inc., Term Loan (g)	—	11/21/2024	EUR	1,553	1,871,410
Term Loan (g)	—	11/21/2024		1,031	1,034,960
Western Digital Corp., Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.31%	04/29/2023		5,038	5,063,024
WP/AV CH Holdings II B.V. (Switzerland), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	06/12/2024	EUR	3,005	3,590,530
					168,767,817

Financial Intermediaries–1.11%

iPayment Inc., First Lien Term Loan (3 mo. USD LIBOR + 6.00%)	6.62%	04/11/2023		1,575	1,590,867
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	03/27/2020		3,387	3,384,751
RJO Holdings Corp., Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $634,804)(e)	13.35%	05/05/2022		641	643,887
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $1,785,528)(e)	9.37%	05/05/2022		1,802	1,810,931
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan (3 mo. GBP LIBOR + 4.00%)	5.00%	12/17/2020	GBP	1,031	1,404,093
Stiphout Finance LLC, Second Lien Term Loan (1 mo. EURIBOR + 7.25%)	7.25%	10/26/2023	EUR	1,303	1,559,482
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.60%	10/26/2023		26	25,655
Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	10/26/2022		311	311,909
					10,731,575

Food & Drug Retailers–1.81%

Adria Group Holding B.V. (Netherlands), Term Loan(g)(h)	—	06/04/2018	EUR	18,983	344,564
Albertsons LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	08/25/2021		9,866	9,604,152
Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	4.33%	12/21/2022		30	29,142
Term Loan B-6 (3 mo. USD LIBOR + 3.00%)	4.46%	06/22/2023		181	176,057
Pret A Manger (United Kingdom), Term Loan 2 (d)(e)	0.00%	12/31/2021	GBP	500	679,581
Term Loan B-2 (3 mo. GBP LIBOR + 4.00%)	4.52%	06/20/2022	GBP	3,021	4,119,428
Rite Aid Corp., Second Lien Term Loan 1 (1 mo. USD LIBOR + 4.75%)	5.96%	08/21/2020		99	99,792
Second Lien Term Loan 2 (1 mo. USD LIBOR + 3.88%)	5.09%	06/21/2021		298	298,878
Supervalu Inc., Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	06/08/2024		829	801,377
Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	06/08/2024		1,381	1,335,628
					17,488,599

Food Products–2.39%

Candy Intermediate Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.85%	06/15/2023		2,829	2,829,834
Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	6.10%	06/22/2022		1,176	1,194,143
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	07/03/2020		1,091	1,075,506
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.03%	04/06/2024		1,471	1,478,072
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.08%	04/06/2024		72	72,261
Term Loan B (Prime Rate + 1.75%)	6.00%	04/06/2024		0	103
Hearthside Group Holdings, LLC, Revolver Loan(d)(e)	0.00%	06/02/2019		1,478	1,475,166
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	06/02/2021		854	859,710
JBS USA Lux S.A., Term Loan (2 mo. USD LIBOR + 2.50%)	3.76%	10/30/2022		6,820	6,690,677
Labeyrie Fine Foods S.A.S. (France), Term Loan B	4.25%	05/23/2023	EUR	3,709	4,470,166

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Products–(continued)

Nomad Foods US LLC (United Kingdom), Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	4.00%	05/15/2024		$1,417	$1,425,299
Shearer’s Foods, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.94%) (Acquired 06/19/2014; Cost $240,091)(e)	5.27%	06/30/2021		127	126,603
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%) (e)	8.08%	06/30/2022		241	230,001
Utz Quality Foods, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.54%	11/21/2025		117	117,817
Term Loan(g)	—	11/21/2024		1,029	1,034,644
					23,080,002

Food Service–1.61%

NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.84%	04/19/2024		1,572	1,585,592
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.84%	04/18/2025		496	507,980
Red Lobster Management, LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	6.60%	07/28/2021		1,108	1,116,069
Restaurant Holding Co., LLC, First Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.10%	02/28/2019		968	944,612
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	02/01/2023		0	181
First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	5.67%	02/01/2023		71	71,681
TMK Hawk Parent, Corp., Delayed Draw Term Loan(g)	—	09/26/2024		68	68,544
Term Loan (2 mo. USD LIBOR + 3.50%)	4.82%	09/26/2024		4	3,838
Term Loan (3 mo. USD LIBOR + 3.50%)	4.88%	09/26/2024		1,518	1,531,540
US Foods, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 2.50%)	3.85%	06/27/2023		9,641	9,707,298
					15,537,335

Health Care–6.09%

Acadia Healthcare Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.10%	02/11/2022		868	875,110
Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.99%	02/16/2023		884	890,163
Air Medical Group Holdings, Inc., Term Loan(g)	—	09/30/2024		1,958	1,970,620
Argon Medical Devices Holdings, Inc., First Lien Term Loan(g)	—	11/02/2024		495	497,715
Second Lien Term Loan(g)	—	11/02/2025		118	118,070
ATI Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.85%	05/10/2023		831	839,612
CareCore National, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)(e)	5.35%	03/05/2021		1,363	1,367,159
Community Health Systems, Inc., Revolver Loan(d)(e)	0.00%	01/27/2019		1,160	1,085,402
Term Loan G (3 mo. USD LIBOR + 2.75%)	4.23%	12/31/2019		254	247,496
DJO Finance LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	06/07/2020		247	245,146
Term Loan (3 mo. USD LIBOR + 3.25%)	4.59%	06/07/2020		253	250,889
Envision Healthcare Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.35%	12/01/2023		774	777,360
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.13%	05/02/2023		2,799	2,822,838
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	06/30/2024		1,938	1,947,898
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.50%	10/27/2022		1,857	1,874,437
HC Group Holdings III, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	04/07/2022		2,103	2,126,235
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	02/03/2024		2,484	2,479,648
Term Loan (3 mo. EURIBOR + 3.00%)	4.00%	02/02/2024	EUR	788	946,698
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	06/07/2023		6,994	7,007,470
New Millennium HoldCo, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	7.85%	12/21/2020		1,325	534,836
Nidda Healthcare Holding AG (Germany), Term Loan B-1(d)	0.00%	09/30/2024	EUR	2,140	2,566,256
Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	09/30/2024	EUR	792	949,451
Term Loan B-1(d)	0.00%	09/30/2024	GBP	1,185	1,622,468
Term Loan B-2(d)	0.00%	09/30/2024	EUR	591	709,177
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	06/30/2021		3,658	3,673,226
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	09/27/2024		4,574	4,606,092
Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	08/31/2024		1,069	1,054,215

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care–(continued)

Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	02/06/2024		$4,158	$4,074,548
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(e)	0.00%	03/12/2021	EUR	6,439	7,612,524
Term Loan B-2 (6 mo. EURIBOR + 3.00%)	3.00%	04/19/2024	EUR	1,766	2,104,958
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.33%	06/07/2024		977	984,021
					58,861,738

Home Furnishings–2.24%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.00%	02/05/2024		2,272	2,076,162
Second Lien Term Loan (1 mo. USD LIBOR + 10.00%)	11.25%	02/03/2025		288	237,932
Global Appliance Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.34%	09/29/2024		1,943	1,955,900
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	08/05/2024		1,920	1,928,596
Hilding Anders AB (Sweden), PIK Term Loan, 12.00% PIK Rate (Acquired 06/17/2014-11/23/2017; Cost $2,620,743)(e)(f)	12.00%	06/30/2020	EUR	4,321	102,871
Term Loan B (g)	—	11/30/2024	EUR	8,866	10,586,316
Serta Simmons Bedding, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.85%	11/08/2023		3,522	3,415,763
TGP Holdings III, LLC, First Lien Delayed Draw Term Loan (d)(e)	0.00%	09/25/2024		129	130,656
First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	6.33%	09/25/2024		825	832,932
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.83%	09/25/2025		359	361,831
					21,628,959

Industrial Equipment–3.49%

Accudyne Industries LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	08/18/2024		1,578	1,588,252
CIRCOR International, Inc., Term Loan B(g)	—	12/11/2024		2,496	2,496,162
Clark Equipment Co., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.83%	05/18/2024		5,297	5,330,347
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	01/31/2024		518	522,811
Crosby US Acquisition Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.45%	11/23/2020		564	538,709
Second Lien Term Loan (3 mo. USD LIBOR + 6.00%)	7.45%	11/22/2021		862	729,775
Delachaux S.A. (France), Term Loan B-3 (3 mo. GBP LIBOR + 4.25%)	5.25%	10/28/2021	GBP	2,522	3,441,893
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%) (Acquired 08/17/2017; Cost $750,333) (e)	6.85%	08/29/2023		758	762,425
Engineered Machinery Holdings, Inc., First Lien Delayed Draw Term Loan(d)	0.00%	07/19/2024		17	17,284
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	07/19/2024		58	57,615
First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	07/19/2024		575	576,149
Second Lien Delayed Draw Term Loan(d)	0.00%	07/18/2025		110	110,035
Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.25%)	8.58%	07/18/2025		15	15,005
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.56%	07/18/2025		1,034	1,050,332
Filtration Group Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	4.38%	11/23/2020		2,396	2,418,949
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	4.08%	07/30/2024		1,590	1,597,876
LSF10 XL Bidco S.C.A. (Spain), Term Loan B (3 mo. EURIBOR + 4.00%)	4.50%	09/30/2024	EUR	2,343	2,803,059
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	09/25/2023		3,086	3,093,793
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.75%)	4.10%	08/14/2023		204	205,509
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	11/27/2020		2,244	2,111,553
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.02%	08/21/2023		233	234,023
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.10%	08/21/2023		1,681	1,685,986
Robertshaw US Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.75%	08/10/2024		1,051	1,060,657
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.25%	02/10/2025		353	352,527
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 4.25%)	5.49%	03/16/2022		203	204,911
Term Loan (2 mo. USD LIBOR + 4.25%)	5.57%	03/16/2022		248	249,892
Term Loan (3 mo. USD LIBOR + 4.25%)	5.59%	03/16/2022		496	499,784
					33,755,313

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Insurance–1.49%

Acrisure, LLC, First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	5.65%	11/22/2023		$49	$50,019
Alliant Holdings I, L.P., Term Loan (3 mo. USD LIBOR + 3.25%)	4.49%	08/12/2022		3,593	3,614,529
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.07%	01/25/2024		1,916	1,923,923
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.10%	01/25/2025		339	345,040
Hub International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	4.35%	10/02/2020		5	4,829
Term Loan (3 mo. USD LIBOR + 3.00%)	4.41%	10/02/2020		1,858	1,868,264
USI Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	05/16/2024		4,669	4,657,369
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	05/16/2024		1,962	1,960,948
					14,424,921

Leisure Goods, Activities & Movies–4.69%

Alpha Topco Ltd. (United Kingdom), Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	4.35%	02/01/2024		9,778	9,845,951
Ancestry.com Operations Inc., First Lien Term Loan (g)	—	10/19/2023		1,054	1,061,586
CWGS Group, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.24%	11/08/2023		3,482	3,508,391
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-1 (3 mo. GBP LIBOR + 4.25%)	4.59%	08/23/2024	GBP	4,239	5,796,046
Dorna Sports, S.L. (Spain), Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	4.77%	04/12/2024		1,654	1,648,803
Equinox Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	03/08/2024		1,849	1,864,858
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.35%	09/06/2024		190	196,325
Fitness International, LLC, Term Loan A (1 mo. USD LIBOR + 3.25%)	4.60%	04/01/2020		546	546,802
Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	07/01/2020		2,061	2,093,388
International Park Holdings B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	06/08/2024	EUR	3,986	4,728,924
Orbiter Group S.a r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%)(e)	4.25%	07/06/2024	CHF	3,177	3,264,223
Shutterfly Inc., Delayed Draw Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.74%	08/17/2024		677	676,356
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.58%	08/18/2023		8,140	8,197,110
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.83%	08/18/2024		1,826	1,861,942
					45,290,705

Lodging & Casinos–6.19%

B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 4.00%)	3.25%	03/14/2023	EUR	8,500	10,436,984
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	07/03/2024		2,005	2,011,126
Caesars Entertainment Operating Co., LLC, Term Loan B(g)	—	04/04/2024		350	350,373
Caesars Growth Properties Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.10%	05/08/2021		3,585	3,589,145
Caesars Resort Collection, LLC, Term Loan B(g)	—	10/30/2024		12,030	12,109,390
Golden Nugget, Inc., Incremental First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.60%	10/04/2023		4,805	4,847,112
Scientific Games International, Inc., Multicurrency Revolver Loan(d)(e)	0.00%	10/18/2018		4,244	4,212,329
Revolver Loan(d)(e)	0.00%	10/18/2018		1,532	1,520,404
Term Loan B-4 (1 mo. USD LIBOR + 3.25%)	4.60%	08/14/2024		1,846	1,864,864
Term Loan B-4 (2 mo. USD LIBOR + 3.25%)	4.67%	08/14/2024		6,711	6,779,395
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.82%	06/08/2023		2,293	2,300,762
Tackle Group S.a.r.l. (Germany), Revolver Loan(d)(e)	0.00%	05/08/2023	EUR	741	850,906
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	07/10/2020		1,825	1,849,668
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.75%	10/15/2022		7,098	7,107,465
					59,829,923

Nonferrous Metals & Minerals–0.46%

American Rock Salt Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	05/20/2021		1	736
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	05/20/2021		3	2,972
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.23%	05/20/2021		281	281,217
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.23%	05/20/2021		1,137	1,138,356

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Nonferrous Metals & Minerals–(continued)

Dynacast International LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.58%	01/28/2022		$1,320	$1,332,982
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/29/2015; Cost $540,312)(e)	9.83%	01/30/2023		547	550,146
Levantina Group (Spain), PIK Term Loan, 10.00% PIK Rate (Acquired 04/29/2014-12/30/2016; Cost $6,009,930) (e)(f)	10.00%	06/30/2020	EUR	7,629	1,180,401
					4,486,810

Oil & Gas–6.82%

Ascent Resources - Marcellus, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.49%	08/04/2020		2,968	2,253,253
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	5.73%	06/24/2024		2,069	2,089,034
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.38%	10/31/2024		3,723	3,763,694
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.44%	08/17/2020		1,978	1,997,707
California Resources Corp., Term Loan(g)	—	12/31/2022		1,280	1,263,640
Term Loan (1 mo. USD LIBOR + 10.38%)	11.66%	12/31/2021		3,539	3,839,314
Citgo Holdings, Inc., Term Loan (3 mo. USD LIBOR + 8.50%)	9.84%	05/12/2018		4,121	4,141,789
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.84%	07/29/2021		1,931	1,909,451
Crestwood Holdings LLC, Term Loan B-1 (1 mo. USD LIBOR + 8.00%)	9.44%	06/19/2019		2,560	2,572,977
Fieldwood Energy LLC, First Lien Term Loan (3 mo. USD LIBOR + 7.13%)	8.46%	09/30/2020		1,103	780,972
Second Lien Term Loan (3 mo. USD LIBOR + 7.13%)	8.46%	09/30/2020		1,363	538,265
Term Loan (3 mo. USD LIBOR + 2.88%)	4.21%	10/01/2018		193	187,104
Term Loan (3 mo. USD LIBOR + 7.00%)	8.33%	08/31/2020		4,866	4,330,431
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	6.33%	06/27/2020		3,736	2,852,135
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.59%	08/25/2023		4,826	4,536,282
HGIM Corp., Term Loan B (3 mo. USD LIBOR + 4.50%)	7.75%	06/18/2020		5,247	1,943,771
Medallion Midland Acquisition, LLC, Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	10/31/2024		1,235	1,239,399
Ocean Rig 1 Inc., Term Loan (3 mo. USD Fixed + 8.00%)	8.00%	09/20/2024		827	837,210
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(e)	6.83%	07/31/2020		2,480	2,089,563
Pacific Drilling S.A. (Luxembourg), Term Loan (g)(h)(i)	—	06/03/2018		337	120,460
Paragon Offshore Finance Co.,(Cayman Islands) PIK Term Loan, 6.35% PIK Rate, 1.00% Cash Rate (f)(i)	6.35%	07/18/2022		88	74,577
Term Loan (Prime Rate + 1.75%) (Acquired 07/11/2014; Cost $12,038) (e)(h)(i)	6.00%	07/16/2021		12	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	3.83%	03/19/2021		5,460	4,530,626
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	02/21/2021		11,307	8,765,983
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	08/04/2021		1,030	1,016,323
Sunoco LP, Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	10/01/2019		1,479	1,478,586
Traverse Midstream Partners LLC, Term Loan (2 mo. USD LIBOR + 4.00%)	5.33%	09/27/2024		2,250	2,275,179
Veresen Midstream US LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.35%	03/31/2022		1,534	1,546,944
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.30%)	3.65%	07/13/2020		3,027	2,960,426
					65,935,095

Publishing–1.18%

Ascend Learning, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.60%	07/12/2024		3,306	3,329,917
Getty Images, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	10/18/2019		1,737	1,518,350
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)(e)	6.63%	06/01/2022		1,238	1,250,474
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	10/24/2021		1,468	1,486,591
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.35%	01/27/2024		3,781	3,794,843
					11,380,175

Radio & Television–2.39%

iHeartCommunications, Inc., Term Loan D (1 mo. USD LIBOR + 6.75%)	8.08%	01/30/2019		13,774	10,448,874
Term Loan E (1 mo. USD LIBOR + 7.50%)	8.83%	07/30/2019		14,242	10,743,578
Raycom TV Broadcasting, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.08%	08/23/2024		1,879	1,895,054
					23,087,506

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Retailers (except Food & Drug)–6.02%

Action Holding B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.25%	02/25/2022	EUR	909	$1,090,627
Bass Pro Group, LLC, Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	09/25/2024		6,214	6,087,337
BJ’s Wholesale Club, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	4.74%	02/03/2024		828	816,920
David’s Bridal, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	10/11/2019		1,071	897,896
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.10%	10/14/2022		1,835	1,101,243
J. Crew Group, Inc., Term Loan (1 mo. USD LIBOR + 3.22%)	4.51%	03/05/2021		230	133,688
Term Loan (3 mo. USD LIBOR + 3.22%)	4.55%	03/05/2021		345	200,957
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.58%	04/02/2021		3,223	2,694,721
Moran Foods LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.35%	12/05/2023		3,490	2,794,536
National Vision, Inc., Revolver Loan(d)(e)	0.00%	03/13/2019		1,744	1,604,461
Term Loan (1 mo. USD LIBOR + 2.75%)	4.03%	11/12/2024		1,952	1,954,745
Party City Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.43%	08/19/2022		979	981,238
Payless Inc., Term Loan A-1 (1 mo. USD LIBOR + 8.00%)	9.32%	02/10/2022		843	844,171
Term Loan A-2 (1 mo. USD LIBOR + 9.00%)	10.32%	08/10/2022		1,582	1,514,379
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	01/26/2023		5,456	4,327,472
Pier 1 Imports (U.S.), Inc., Term Loan (3 mo. USD LIBOR + 3.50%) (Acquired 04/24/2014-02/11/2015; Cost $843,940) (e)	4.83%	04/30/2021		852	817,502
Savers Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	5.04%	07/09/2019		11	10,119
Term Loan (3 mo. USD LIBOR + 3.75%)	5.11%	07/09/2019		4,203	3,835,044
Sears Roebuck Acceptance Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.85%	06/30/2018		5,616	5,606,595
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.31%	09/12/2024		3,754	3,604,951
Toys ‘R’ Us Property Co. I, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)(i)	6.35%	08/21/2019		6,910	6,356,905
Toys ‘R’ Us-Delaware, Inc., Term Loan B-2 (3 mo. USD LIBOR + 3.75%)(i)	7.00%	05/25/2018		142	49,279
Vivarte (France), Term Loan, 7.00% PIK Rate, 4.00% Cash Rate(f)	4.00%	10/29/2019	EUR	8,063	8,847,652
Watson BidCo B.V. (Netherlands), Term Loan B (1 mo. EURIBOR + 3.50%)	3.50%	05/20/2024	EUR	1,671	1,973,514
					58,145,952

Steel–0.15%

Atkore International, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.34%	12/22/2023		1,414	1,424,362

Surface Transport–2.28%

Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	07/29/2022		122	122,422
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	07/29/2022		1,203	1,209,679
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 10/06/2017; Cost $973,065)	5.60%	10/12/2024		978	982,782
PODS LLC, Term Loan B-3(g)	—	12/06/2024		4,092	4,117,583
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.60%	06/26/2021		1,939	1,740,493
Zeus Bidco Ltd. (United Kingdom), Term Loan (3 mo. GBP LIBOR + 7.25%) (Acquired 03/24/2017; Cost $12,718,789) (e)	7.59%	03/29/2024		10,325	13,824,234
					21,997,193

Telecommunications–7.23%

Avaya Inc., DIP Term Loan (1 mo. USD LIBOR + 7.50%)	8.70%	01/24/2018		1,358	1,361,201
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR 2.75%)	4.10%	01/31/2025		10,435	10,023,548
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	05/01/2024		1,886	1,898,768
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.35%	10/24/2022		5,593	5,404,628
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	10/05/2023		8,675	8,552,545
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	03/31/2021		3,249	3,130,312
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.09%	06/15/2024		427	408,102
GTT Communications, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.63%	01/09/2024		3,221	3,251,294
Intelsat Jackson Holdings S.A., Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	4.07%	06/30/2019		5,351	5,343,863

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Telecommunications–(continued)

MTN Infrastructure TopCo, Inc., Delayed Draw Term Loan(g)	—	11/17/2024		$1,046	$1,047,739
Term Loan (1 mo. USD LIBOR +3.25%)	4.60%	11/17/2024		1,016	1,022,857
Rackspace Hosting, Inc., First Lien Term Loan B (g)	—	11/03/2023		218	217,979
Radiate Holdco, LLC, First Lien Term Loan (g)	—	02/01/2024		3,461	3,427,046
Syniverse Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.25%	04/23/2019		4,059	4,006,973
Term Loan B (3 mo. USD LIBOR + 3.00%)	4.33%	04/23/2019		2,706	2,671,304
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 3.00%)	4.32%	11/17/2023		9,210	9,274,758
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	05/02/2023		2,022	1,948,269
Windstream Services, LLC, Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.27%	03/29/2021		6,527	6,168,055
Term Loan B-7 (2 mo. USD LIBOR + 3.25%)	4.52%	02/17/2024		787	710,301
					69,869,542

Utilities–8.89%
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	04/13/2023		1,630	1,660,855
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)(e)	5.85%	05/27/2022		783	789,353
Calpine Corp., Term Loan B-5 (3 mo. USD LIBOR + 2.75%)	4.09%	01/15/2024		3,204	3,211,413
Term Loan B-6 (3 mo. USD LIBOR + 2.75%)	4.09%	01/15/2024		6,320	6,339,235
Term Loan B-7 (3 mo. USD LIBOR + 2.75%)	4.09%	12/31/2019		4,962	4,974,011
Dynegy Inc., Term Loan C-1 (1 mo. USD LIBOR + 3.25%)	4.60%	02/07/2024		7,453	7,504,655
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	10/02/2023		6,958	7,026,619
ExGen Renewables IV, LLC, Term Loan(g)	—	11/28/2024		1,561	1,576,392
Granite Acquisition, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	5.34%	12/17/2021		4,498	4,553,944
First Lien Term Loan C (3 mo. USD LIBOR + 4.00%)	5.33%	12/17/2021		192	194,772
Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.85%	01/30/2024		5,421	5,445,656
Term Loan C (1 mo. USD LIBOR + 4.50%)	5.85%	01/30/2024		338	339,320
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	05/16/2024		3,181	3,213,534
NRG Energy, Inc., Revolver Loan A(d)(e)	0.00%	07/01/2018		24,291	24,146,809
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	09/20/2024		899	913,592
Southeast PowerGen LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	4.84%	12/02/2021		747	701,645
TerraForm Power Operating, LLC, Term Loan (2 mo. USD LIBOR + 2.75%)	4.15%	11/08/2022		441	445,486
USIC Holding, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.00%	12/08/2023		2,417	2,438,542
Vistra Operations Co. LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	08/04/2023		6,086	6,119,734
Term Loan (1 mo. USD LIBOR + 2.75%)	4.02%	12/14/2023		713	717,891
Term Loan (3 mo. USD LIBOR + 2.75%)	4.08%	08/04/2023		1,590	1,598,232
Term Loan (3 mo. USD LIBOR + 2.75%)	4.08%	12/14/2023		230	232,118
Term Loan C (1 mo. USD LIBOR + 2.75%)	4.08%	08/04/2023		1,764	1,773,539
					85,917,347
Total Variable Rate Senior Loan Interests					1,186,596,676

Bonds & Notes–22.88%

Air Transport–0.35%

Mesa Airlines, Inc., Class B (Acquired 11/25/2015; Cost $3,457,829) (j)	5.75%	01/15/2024		3,458	3,440,540

Automotive–1.79%

Federal-Mogul Holdings Corp. (j)	5.00%	07/15/2024	EUR	4,491	5,331,485
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%) (j)	4.88%	04/15/2024	EUR	8,703	10,485,781
Schaeffler AG (Germany) (j)	4.13%	09/15/2021		627	638,199
Schaeffler AG (Germany) (j)	4.50%	09/15/2023		627	643,459
Superior Industries International, Inc. (j)	6.00%	06/15/2025	EUR	162	189,617
					17,288,541

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Building & Development–0.52%

Haya Finance 2017 S.A. (Spain) (j)	5.25%	11/15/2022	EUR	1,599	$1,892,380
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%) (j)(k)	5.13%	11/15/2022	EUR	2,619	3,105,573
					4,997,953

Business Equipment & Services–4.73%

Dream Secured Bondco AB (Sweden) (j)	5.75%	12/01/2023	EUR	12,923	15,685,011
Dream Secured Bondco AB (Sweden) (3 mo. STIBOR + 5.75%) (j)(k)	5.75%	12/01/2023	SEK	20,000	2,391,569
ICBPI (United Kingdom) (j)	7.13%	05/30/2021	EUR	5,022	6,199,273
ICBPI (United Kingdom) (j)	8.25%	05/30/2021	EUR	4,250	5,272,032
ICBPI (United Kingdom) (6 mo. EURIBOR + 8.00%) (j)(k)	8.00%	05/30/2021	EUR	7,000	8,452,557
TeamSystems S.p.A. (Italy) (3 mo. EURIBOR + 6.25%) (j)(k)	7.25%	05/20/2022	EUR	6,500	7,729,341
					45,729,783

Cable & Satellite Television–2.69%

Altice Financing S.A. (Luxembourg) (j)	6.63%	02/15/2023		536	551,410
Altice Financing S.A. (Luxembourg) (j)	7.50%	05/15/2026		3,064	3,201,880
Altice Financing S.A. (Luxembourg) (j)	4.75%	01/15/2028	EUR	3,859	4,280,446
Altice US Finance I Corp. (j)	5.50%	05/15/2026		7,531	7,653,379
Telenet Financing USD LLC (j)	3.50%	03/01/2028	EUR	4,200	4,999,048
UPC Financing Partnership (Netherlands) (j)	3.63%	06/15/2029	EUR	2,398	2,869,326
Virgin Media Bristol LLC (United Kingdom)	5.13%	02/15/2022	GBP	100	135,916
Virgin Media Bristol LLC (United Kingdom) (j)	5.50%	08/15/2026		2,252	2,364,600
					26,056,005

Chemicals & Plastics–0.64%

Avantor Inc. (j)	4.75%	10/01/2024	EUR	1,940	2,344,662
Avantor Inc. (j)	6.00%	10/01/2024		1,290	1,296,450
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		2,834	2,511,278
					6,152,390

Containers & Glass Products–1.93%

Ardagh Glass Finance PLC	6.63%	09/15/2023	EUR	6,645	8,492,116
Bormioli Pharma Bidco S.p.A (Italy) (j)	3.50%	11/15/2024	EUR	754	907,545
Horizon Holdings III (France) (a)(j)	8.25%	02/15/2022	EUR	6,231	7,932,258
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%) (j)(k)	4.86%	07/15/2021		1,310	1,342,750
					18,674,669

Electronics & Electrical–0.22%

Blackboard Inc.(j)	9.75%	10/15/2021		2,320	2,111,200

Financial Intermediaries–2.74%

B2Holding ASA (Norway) (3 mo. EURIBOR + 4.25%) (j)(k)	4.25%	11/14/2022	EUR	983	1,180,253
Garfunkelux Holdco 3 S.A. (Luxembourg) (j)	11.00%	11/01/2023	GBP	11,459	16,949,239
Nassa Midco AS (Sweden) (j)	2.88%	04/06/2024	EUR	6,107	7,401,081
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%) (j)(k)	6.95%	02/01/2023	GBP	746	963,491
					26,494,064

Food & Drug Retailers–0.12%

Adria Group Holding B.V. (Netherlands) (h)(j)	0.00%	08/08/2017	EUR	4,000	1,142,640

Food Products–0.06%

Ocado Group PLC (United Kingdom) (j)	4.00%	06/15/2024	GBP	419	564,318

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care–1.91%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%) (j)(k)	5.38%	07/15/2019	GBP	7,029	$9,368,185
DJO Finance LLC	10.75%	04/15/2020		3,041	2,752,105
DJO Finance LLC (j)	8.13%	06/15/2021		1,186	1,126,700
IDH Finance PLC (United Kingdom) (j)	6.25%	08/15/2022	GBP	307	381,978
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%) (j)(k)	6.53%	08/15/2022	GBP	3,875	4,798,773
					18,427,741

Home Furnishings–0.81%

Shop Direct Funding PLC (United Kingdom) (j)	7.75%	11/15/2022	GBP	6,057	7,803,426

Lodging & Casinos–1.05%

ESH Hospitality, Inc. (j)	5.25%	05/01/2025		834	851,722
Travelodge Hotels Ltd. (United Kingdom) (j)	8.50%	05/15/2023	GBP	990	1,474,711
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%) (j)	5.40%	05/15/2023	GBP	5,640	7,665,676
VICI Properties 1 LLC	8.00%	10/15/2023		125	139,534
					10,131,643

Nonferrous Metals & Minerals–0.87%

TiZir Ltd. (United Kingdom) (j)	9.50%	07/19/2022		7,877	8,431,281

Radio & Television–0.33%

Clear Channel International B.V. (j)	8.75%	12/15/2020		3,093	3,216,720

Retailers (except Food & Drug)–1.24%

Claire’s Stores Inc. (j)	6.13%	03/15/2020		734	418,380
Cortefiel, S.A. (Spain) (j)	5.00%	09/15/2024	EUR	867	1,050,006
Cortefiel, S.A. (Spain) (3 mo. EURIBOR + 5.25%) (j)(k)	5.25%	09/15/2024	EUR	2,295	2,745,854
TWIN SET - Simona Barbieri S.p.A. (Italy) (3 mo. EURIBOR + 5.88%) (j)(k)	5.55%	07/15/2019	EUR	6,506	7,749,571
					11,963,811

Surface Transport–0.21%

Naviera Armas, S.A. (Spain) (3 mo. EURIBOR + 4.25%) (j)(k)	3.92%	11/15/2024	EUR	1,651	1,995,954

Telecommunications–0.67%

Communications Sales & Leasing, Inc. (j)	6.00%	04/15/2023		842	832,527
Communications Sales & Leasing, Inc. (j)	7.13%	12/15/2024		205	187,062
Goodman Networks Inc.	8.00%	05/11/2022		1,692	1,311,031
Wind Tre S.p.A. (Italy) (j)	2.63%	01/20/2023	EUR	2,405	2,840,480
Wind Tre S.p.A. (Italy) (j)	3.13%	01/20/2025	EUR	1,112	1,306,881
Windstream Services, LLC	6.38%	08/01/2023		20	13,750
					6,491,731
Total Bonds & Notes					221,114,410

			Shares

Common Stocks & Other Equity Interests–7.85%(l)

Aerospace & Defense–0.37%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $239,759) (e)(j)(m)				221	3,566,309

Automotive–0.02%

Transtar Holding Co., Class A (j)(m)				2,348,384	152,645

Building & Development–0.48%

BMC Stock Holdings, Inc. (m)				178,263	4,117,875
Five Point Holdings LLC, Class A (m)				37,531	525,434
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $24,140,508) (e)(j)(m)				2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $285,788) (e)(j)(m)				28	0
					4,643,309

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value

Commodity Chemicals–0.00%

Lyondell Chemical Co., Class A	344	$36,017

Conglomerates–0.02%

Euramax International, Inc. (Acquired 07/09/2009; Cost $1,962,106) (e)(j)(m)	1,870	158,933

Drugs–0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (e)(j)(m)	4,658	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (e)(j)(m)	7,468	0
		0

Financial Intermediaries–0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (e)(j)(m)	2,144	2,144
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0) (e)(j)(m)	1,142	1,257
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0) (e)(j)(m)	3,333	33
		3,434

Forest Products–0.07%

Verso Corp., Class A (m)	61,544	703,448

Health Care–0.01%

New Millennium Holdco (j)(m)	148,019	76,304

Leisure Goods, Activities & Movies–0.51%

Metro-Goldwyn-Mayer, Inc. (m)	50,602	4,965,321

Lodging & Casinos–0.48%

Caesars Entertainment Operating Co., LLC (m)	33,147	439,198
Twin River Management Group, Inc. (j)(m)	41,966	4,217,583
		4,656,781

Nonferrous Metals & Minerals–0.25%

Arch Coal, Inc.	28,790	2,376,902
Levantina Group (Spain) (Acquired 04/29/2014-07/19/2017; Cost $0) (e)(j)(m)	148,087	0
		2,376,902

Oil & Gas–0.75%

Ameriforge Group Inc. (Acquired 06/08/2017; Cost $25,944) (e)(j)(m)	409	16,974
CJ Holding Co. (m)	28,759	899,006
Ocean Rig 1 Inc. (m)	144,448	3,494,197
Paragon Offshore Finance Co. (Cayman Islands) (j)(m)	2,560	46,294
Paragon Offshore Finance Co. (Cayman Islands), Class A (j)(m)	2,560	3,254
Paragon Offshore Finance Co. (Cayman Islands), Class B (j)(m)	1,280	25,173
Samson Investment Co. (j)	163,748	2,783,716
		7,268,614

Publishing–0.86%

Affiliated Media, Inc., Class B (j)(m)	87,369	1,703,691
Merrill Communications LLC, Class A (j)(m)	602,134	6,472,941
Tronc, Inc. (m)	6,064	107,393
		8,284,025

Retailers (except Food & Drug)–0.08%

Payless Inc. (j)(m)	79,627	786,317

Surface Transport–3.09%

Nobina Europe AB (Sweden) (m)	4,969,706	29,832,663

Telecommunications–0.00%

Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,011) (e)(m)	101,108	0

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

			Shares		Value

Utilities–0.86%
Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (e)(j)(m)				2,024	$0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (e)(j)(m)				3,283	0
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $317,415) (e)(j)(m)				675,351	135,070
Vistra Operations Co. LLC, Rts. expiring 12/31/2046 (j)(m)				412,446	436,368
Vistra Operations Co. LLC				412,446	7,795,229
					8,366,667
Total Common Stocks & Other Equity Interests					75,877,689

	Interest Rate	Maturity Date	Principal Amount (000)(a)

Structured Products–4.25%

Adagio V CLO DAC (Ireland), Series V-X, Class E (3 mo. EURIBOR + 6.70%)(j)(k)	6.70%	10/15/2029	EUR	786	942,102
ALME Loan Funding V B.V. (Ireland), Series 5X, Class E (3 mo. EURIBOR + 6.00%)(j)(k)	6.00%	07/15/2029	EUR	1,250	1,501,924
Apidos CLO X, Series 2012-10A, Class E (3 mo. USD LIBOR + 6.25%)(j)(k)	7.63%	10/30/2022		955	958,356
Atrium X LLC, Series 2013-10A, Class E (3 mo. USD LIBOR + 4.50%)(j)(k)	5.86%	07/16/2025		250	250,685
Avoca CLO XVI DAC (United Kingdom), Series 16X, Class E (3 mo. EURIBOR + 6.25%)(j)(k)	6.25%	07/15/2029	EUR	2,235	2,701,160
Avoca CLO XVII DAC (United Kingdom), Series 17X, Class E (3 mo. EURIBOR + 5.95%)(j)(k)	5.95%	01/15/2030	EUR	3,750	4,530,176
Cairn CLO VI B.V. (Netherlands), Series 2016-6X, Class E (3 mo. EURIBOR + 6.25%)(j)(k)	6.25%	07/25/2029	EUR	1,898	2,272,931
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	2,738	3,214,043
Elm Park CLO DAC, Series 1X, Class D (3 mo. EURIBOR + 6.40%)(j)(k)	6.40%	04/16/2029	EUR	3,000	3,667,941
ING Investment Management CLO IV, Ltd., Series 2007-4A, Class D (3 mo. USD LIBOR + 4.25%)(j)(k)	5.61%	06/14/2022		395	395,500
ING Investment Management CLO, Ltd., Series 2013-3A, Class D (3 mo. USD LIBOR + 4.50%)(j)(k)	5.85%	01/18/2026		1,573	1,548,540
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)(j)(k)	6.76%	07/20/2026		1,060	1,038,481
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	6.47%	10/25/2028		1,694	1,709,050
OCP Euro CLO (Ireland), Series 2017-1, Class E (3 mo. EURIBOR + 5.35%) (j)(k)	5.35%	06/18/2030		2,850	3,443,319
Series 2017-2, Class E (3 mo. EURIBOR + 5.00%) (j)(k)	5.00%	01/15/2032		1,405	1,685,117
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(j)(k)	6.21%	04/15/2026		1,639	1,604,018
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class D (3 mo. USD LIBOR + 5.25%)(j)(k)	6.67%	12/16/2024		1,257	1,267,740
Palmerston Park CLO (Ireland), Series 2017, Class D (3 mo. EURIBOR + 5.37%)(j)(k)	5.37%	04/18/2030	EUR	4,000	4,827,659
Regatta IV Funding Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.95%)(j)(k)	6.32%	07/25/2026		355	345,333
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)(j)(k)	7.35%	01/09/2023		3,116	3,134,047
					41,038,122

			Shares
Preferred Stocks–0.02%

Financial Intermediaries–0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0) (e)(j)(m)				649	6,489

Retailers (except Food & Drug)–0.00%

Vivarte (France) (Acquired 10/29/2014-01/06/2016; Cost $0) (e)(j)(m)				5,748	0

Telecommunications–0.02%

Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,203) (e)(j)(m)				120,295	180,443
Total Preferred Stocks					186,932
TOTAL INVESTMENTS IN SECURITIES(n)–157.79% (Cost $1,553,916,349)					1,524,813,829
BORROWINGS–(40.36)%					(390,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(7.76)%					(75,000,000)
OTHER ASSETS LESS LIABILITIES–(9.67)%					(93,482,019)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%					$966,331,810

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Investment Abbreviations:

CHF	—Swiss Franc
CLO	—Collateralized Loan Obligation
DIP	—Debtor-in-Possession
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
GBP	—British Pound Sterling
Jr.	—Junior

LIBOR	—London Interbank Offered Rate
PIK	—Pay-in-Kind
Rts.	—Rights
SEK	—Swedish Krona
STIBOR	—Stockholm Interbank Offered Rate
USD	—U.S. Dollar
Wts.	—Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(g)	This variable rate interest will settle after November 30, 2017, at which time the interest rate will be determined.

(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2017 was $1,607,664, which represented less than 1% of the Fund’s Net Assets.

(i)	The borrower has filed for protection in federal bankruptcy court.

(j)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $267,568,740, which represented 27.69% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.

(l)	Security acquired through the restructuring of senior loans.

(m)	Non-income producing security.

(n)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/15/2017	Barclays Bank PLC	USD	76,755,233	EUR	65,087,074	$766,652
12/15/2017	Barclays Bank PLC	USD	583,856	SEK	4,912,431	3,443
12/15/2017	Citibank, N.A.	SEK	133,130,603	USD	16,485,591	569,331
12/15/2017	Citibank, N.A.	USD	76,713,578	EUR	65,087,074	808,308
12/15/2017	Citibank, N.A.	USD	15,833,094	SEK	133,157,691	86,405
12/15/2017	Goldman Sachs International	USD	76,843,326	EUR	65,192,732	804,405
12/15/2017	Goldman Sachs International	USD	29,007,315	GBP	22,044,981	817,305
12/15/2017	JPMorgan Chase Bank, N.A.	SEK	136,542,772	USD	16,904,507	580,309
12/15/2017	JPMorgan Chase Bank, N.A.	USD	30,033,019	GBP	22,847,832	877,778
12/15/2017	JPMorgan Chase Bank, N.A.	USD	15,485,326	SEK	130,182,736	78,506
12/15/2017	Royal Bank of Canada	CHF	3,230,442	USD	3,328,078	41,507
12/15/2017	Royal Bank of Canada	USD	3,265,388	CHF	3,230,442	21,183
12/15/2017	Royal Bank of Canada	USD	80,475,253	EUR	68,350,397	933,410
12/15/2017	Royal Bank of Canada	USD	29,036,653	GBP	22,081,008	836,708
01/16/2018	Citibank, N.A.	SEK	3,451,930	USD	414,093	1,072
01/16/2018	Citibank, N.A.	USD	410,938	SEK	3,436,083	993
01/16/2018	JPMorgan Chase Bank, N.A.	USD	1,261,038	GBP	937,182	8,602
01/16/2018	JPMorgan Chase Bank, N.A.	USD	827,500	SEK	6,945,691	5,177
01/16/2018	Royal Bank of Canada	USD	5,273,965	EUR	4,433,062	18,173
Subtotal—Appreciation						7,259,267
12/15/2017	Barclays Bank PLC	EUR	64,464,370	USD	76,493,744	(286,471)
12/15/2017	Barclays Bank PLC	SEK	4,960,144	USD	592,649	(354)
12/15/2017	Barclays Bank PLC	USD	583,120	SEK	4,870,050	(888)
12/15/2017	Canadian Imperial Bank of Commerce	EUR	64,464,370	USD	76,374,807	(405,408)
12/15/2017	Citibank, N.A.	EUR	3,263,323	USD	3,855,805	(30,972)
12/15/2017	Citibank, N.A.	GBP	22,277,929	USD	29,688,237	(451,539)
12/15/2017	Citibank, N.A.	USD	1,317,252	SEK	10,733,793	(33,987)
12/15/2017	Goldman Sachs International	EUR	67,060,842	USD	79,674,121	(198,620)
12/15/2017	JPMorgan Chase Bank, N.A.	EUR	64,464,370	USD	76,604,236	(175,979)
12/15/2017	JPMorgan Chase Bank, N.A.	GBP	22,417,964	USD	29,865,641	(463,587)
12/15/2017	JPMorgan Chase Bank, N.A.	SEK	9,223,183	USD	1,099,766	(2,900)
12/15/2017	Royal Bank of Canada	GBP	22,277,929	USD	29,679,125	(460,651)
01/16/2018	Barclays Bank PLC	EUR	65,138,538	USD	76,999,543	(762,094)
01/16/2018	Citibank, N.A.	EUR	65,138,538	USD	76,956,949	(804,688)
01/16/2018	Citibank, N.A.	SEK	138,446,917	USD	16,509,794	(87,784)
01/16/2018	Citibank, N.A.	USD	2,309,023	SEK	19,193,778	(7,995)
01/16/2018	Goldman Sachs International	EUR	66,846,365	USD	78,982,322	(818,099)
01/16/2018	Goldman Sachs International	GBP	22,019,003	USD	29,013,780	(816,301)
01/16/2018	JPMorgan Chase Bank, N.A.	GBP	29,814,209	USD	39,321,209	(1,069,368)
01/16/2018	JPMorgan Chase Bank, N.A.	SEK	147,246,941	USD	17,572,107	(80,454)
01/16/2018	Royal Bank of Canada	CHF	3,236,745	USD	3,281,381	(21,209)
01/16/2018	Royal Bank of Canada	EUR	68,401,861	USD	80,728,847	(928,508)
01/16/2018	Royal Bank of Canada	GBP	22,909,435	USD	30,183,637	(852,750)
Subtotal—Depreciation						(8,760,606)
Total Forward Foreign Currency Contracts—Currency Risk						$(1,501,339)

  Currency Abbreviations:

CHF	—	Swiss Franc	EUR	—	Euro	GBP	—	British Pound Sterling
SEK	—	Swedish Krona	USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

Invesco Dynamic Credit Opportunities Fund

A.	Security Valuations – (continued)

Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

Invesco Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
H.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Invesco Dynamic Credit Opportunities Fund

I.	Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
J.	Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

K.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended November 30, 2017, there were transfers from Level 3 to Level 2 of $19,527,186, due to third party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $20,795,761, due to third party vendor quotations utilizing single market quotes.

Invesco Dynamic Credit Opportunities Fund

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,061,052,049	$125,544,627	$1,186,596,676
Bonds & Notes	—	221,114,410	—	221,114,410
Common Stocks & Other Equity Interests	50,327,363	21,669,606	3,880,720	75,877,689
Structured Products	—	41,038,122	—	41,038,122
Preferred Stocks	—	—	186,932	186,932
Investments Matured	—	—	336,637	336,637
	50,327,363	1,344,874,187	129,948,916	1,525,150,466
Forward Foreign Currency Contracts*	—	(1,501,339)	—	(1,501,339)
Total Investments	$50,327,363	$1,343,372,848	$129,948,916	$1,523,649,127

* Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended November 30, 2017:

	Value February 28, 2017	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value November 30, 2017
Variable Rate Senior Loan Interests	$132,896,105	$67,841,062	$(83,113,146)	$1,035,251	$2,114,036	$3,502,744	$20,795,761	$(19,527,186)	$125,544,627
Common Stocks & Other Equity Interests	1,509,310	26,955	(1,198,999)	—	(247,983)	3,791,437	—	—	3,880,720
Preferred Stocks	6,553	1,203	(76)	—	76	179,176	—	—	186,932
Investments Matured	372,991	—	—	43,284	—	(79,638)	—	—	336,637
Total	$134,784,959	$67,869,220	$ (84,312,221)	$1,078,535	$1,866,129	$7,393,719	$20,795,761	$ (19,527,186)	$129,948,916

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2017:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$7,259,267
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$7,259,267

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(8,760,606)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(8,760,606)

Invesco Dynamic Credit Opportunities Fund

Effect of Derivative Investments for the nine months ended November 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(33,818,512)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,092,915)
Total	$(35,911,427)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$1,268,202,892

NOTE 4 — Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of November 30, 2017. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*		Value
Allied Universal Holdco LLC	Delayed Draw Term Loan		$ 668,709	$666,201
Brickman Group Holdings, Inc.	Revolver Loan		579,949	536,453
Community Health Systems, Inc.	Revolver Loan		1,159,686	1,085,402
Engineered Machinery Holdings, Inc.	First Lien Delayed Draw Term Loan		17,284	17,284
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan		110,035	110,035
Hearthside Group Holdings, LLC	Revolver Loan		1,477,841	1,475,166
IAP Worldwide Services	Revolver Loan		1,299,963	1,299,963
MacDermid, Inc.	Multicurrency Revolver Loan		43,843	43,787
MacDermid, Inc.	Revolver Loan		290,374	290,001
National Vision, Inc.	Revolver Loan		1,743,979	1,604,461
Nidda Healthcare Holding AG	Term Loan B-1	EUR	2,140,143	2,566,256
Nidda Healthcare Holding AG	Term Loan B-1	GBP	1,185,253	1,622,468
Nidda Healthcare Holding AG	Term Loan B-2	EUR	591,422	709,177
NRG Energy, Inc.	Revolver Loan A		24,290,732	24,146,809
Pret A Manger	Term Loan 2	GBP	500,000	679,581
Prime Security Services Borrower, LLC	Revolver Loan		2,034,652	2,033,310
Scientific Games International, Inc.	Multicurrency Revolver Loan		4,244,160	4,212,329
Scientific Games International, Inc.	Revolver Loan		1,531,893	1,520,404
Tackle Group S.a.r.l.	Revolver Loan		740,826	850,906
TGP Holdings III, LLC	First Lien Delayed Draw Term Loan		129,362	130,656
Transtar Holding Co.	Delayed Draw Term Loan		157,647	155,282
Unilabs Diagnostics AB	Revolver Loan	EUR	6,438,814	7,612,524
				$53,368,455
*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

GBP - British Pound Sterling

Invesco Dynamic Credit Opportunities Fund

NOTE 5 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended November 30, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,743,979	$1,604,461
Mizuho Bank, Ltd.	24,290,732	24,146,809
Total		$25,751,270

Invesco Dynamic Credit Opportunities Fund

Item 2.	Controls and Procedures.

(a)	As of November 17, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 17, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.